SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2012

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Waste Management, Inc. (the “Company”) issued a press release this morning announcing its financial results for the quarter ended September 30, 2012, a copy of which is attached hereto as Exhibit 99.1. The Company is holding a conference call to discuss these results beginning at 9:00 a.m. Central Time this morning. The call will be webcast live and may be heard by accessing the Company’s website at www.wm.com. The call may also be heard by dialing (877) 710-6139 and entering access code 30012751.

On the call, management of the Company is expected to discuss certain non-GAAP financial measures that are included in the Company’s press release. The Company has provided information regarding its use of such non-GAAP measures and reconciliations of such measures to their most comparable GAAP measures in the footnote and schedules to the press release.

In addition to the non-GAAP measures contained and reconciled in the press release, management is also expected to discuss adjusted operating expenses, adjusted operating expenses as a percent of revenues, adjusted SG&A expenses, and adjusted SG&A expenses as a percent of revenues. Management believes these non-GAAP measures provide investors with useful information to evaluate the Company’s performance by excluding items that management believes are not representative of our performance or indicative of our results of operations. The reconciliation of these additional non-GAAP measures to the most directly comparable GAAP measures are shown below.

Reconciliation of Certain Non-GAAP Measures

(Dollars In Millions)

(Unaudited)

	Quarters Ended September 30,
	2012	2011
Adjusted Operating Expenses and Adjusted Operating Expenses as a Percent of Revenues
As reported:
Operating revenues	$3,461	$3,522
Operating expenses	$2,229	$2,261

Adjustments to Operating expenses:
Labor dispute	$(6)	$—
Closed site adjustments and changes in risk-free interest rate	$—	$(8)
Oakleaf related integration activities	$—	$(4)

As adjusted Operating expenses	$2,223	$2,249

Adjusted Operating expenses as a percent of revenues (a)	64.2%	63.9%

	Quarters Ended September 30,
	2012	2011
Adjusted SG&A Expenses and Adjusted SG&A Expenses as a Percent of Revenues
As reported:
Operating revenues	$3,461	$3,522
SG&A expenses	$335	$380

Adjustment to SG&A expenses:
Oakleaf related integration costs	$(3)	$—

As adjusted SG&A expenses (b)	$332	$380

Adjusted SG&A expenses as a percent of revenues (a), (c)	9.6%	10.8%

(a)	Our financial results released at the conclusion of the third quarter of 2011 were adjusted to exclude the impact of our then recently acquired Oakleaf operations. However, for purposes of this year-over-year comparison, we have included the impact of the Oakleaf operations in the results of both quarters.
(b)	Adjusted SG&A expenses improved $48 million as compared with the third quarter of 2011.
(c)	Adjusted SG&A expenses as a percent of revenues improved 120 basis points as compared with the third quarter of 2011.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1:	Press Release dated October 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: October 31, 2012	By:	/s/ Rick L Wittenbraker

Rick L Wittenbraker
Senior Vice President

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press Release dated October 31, 2012

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